Exhibit 99.1

Company Contact:	Investor Relations Contact:
Mr. Xiqun Yu	Mr. Crocker Coulson
Chairman and CEO	President
China Education Alliance, Inc.	CCG Elite Investor Relations
Tel: +86-451-8233-5794	Tel: +1-646-213-1915 (NY Office)
E-mail: yxq@edu-chn.com	E-mail: crocker.coulson@ccgir.com

China Education Alliance, Inc. Engages Sherb & Co., LLP as its New Independent Registered Public Accounting Firm

Harbin, Heilongjiang Province, China - December 20, 2007 - China Education Alliance, Inc. (OTC Bulletin Board: CEUA.OB) (“China Education Alliance” or “the Company”), a leading distributor of educational resources, offering high-quality programs and training both through online networks and an on-site training center in China, today announced that it has engaged Sherb & Co., LLP as the Company’s new independent registered public accounting firm.

Effective immediately, the Audit Committee of the Board of Directors of China Education Alliance has terminated Murrell, Hall, McIntosh & Co. PLLP (“MHM”) as the Company’s independent auditor. “We appreciate and thank MHM for the services they provided,” commented Mr. Yu, China Education Alliance’s Chairman and CEO.

“Sherb & Co. has strong experience in handling SEC rules and regulations, in working with more than 50 publicly traded companies, and they fit well with us strategically as we continue to experience rapid growth in the Chinese online education market and our expanding vocational education business” said Mr. Yu.“We are pleased to engage Sherb & Co. and look forward to working with them in the future.”

About China Education Alliance, Inc.

The Company is an educational resource company offering high-quality educational programs and training through both online networks and an on-site training center. The Company’s products include online test preparation materials, researchers’ materials, study guides, and audio recordings, vocational training services and vocational certifications. The Company conducts educational services through three main channels: a large educational online portal, educational software and media, and education and vocational training centers. The Company is currently selling educational products and services to families, provincial education officials, administrators, schools and teachers in China.

Safe Harbor Statement

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Certain statements in this press release, constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements include, without limitation, statements regarding our ability to prepare the company for growth, the Company’s planned expansion in 2007 and predictions and guidance relating to the Company’s future financial performance. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs and are not a guarantee of future performance but they involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as unanticipated changes in product demand especially in the education industry, pricing and demand trends for the Company’s products, changes to government regulations, risk associated with operation of the Company’s new facilities, risk associated with large scale implementation of the company’s business plan, the ability to attract new customers, ability to increase its product’s applications, cost of raw materials, downturns in the Chinese economy, and other information detailed from time to time in the Company's filings and future filings with the United States Securities and Exchange Commission. Investors are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements made herein speak only as of the date of this press release, readers are cautioned not to place undue reliance on any of them and the Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

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